HIT’s New Jersey Impact Investing (Since Inception – 9/30/24)

36	$858.5M	$1.8B	18.5M	6,284	$4.0B
Projects	Invested or Allocated	Total Development Cost	Hours of Union Construction Work	Units of Housing (29% affordable)	Total Economic Impact

Project Name	City	Total Units	Affordable Units	Invested/ Allocated (in MM)
Barnegat	Barnegat	120	120	$4.58
Assisted Living of Berlin	Berlin	115	115	$10.43
Cooper Cancer Institute	Camden	-	-	$7.00
Woodland Care Center	Camden	180	180	$6.11
Assisted Living of Forked River	Forked River	104	104	$10.29
Excelsior II	Hackensack	268	53	$41.90
Regent Care Center	Hackensack	180	180	$8.12
333 River Street (South Waterfront)	Hoboken	526	105	$91.24
Hudson Square	Hoboken	150	30	$19.85
North Constitution Apartments	Hoboken	138	27	$23.43
North Independence	Hoboken	185	37	$46.00
South Constitution Apartments	Hoboken	172	34	$28.79
South Independence	Hoboken	150	30	$46.96
Sovereign Apartments	Hoboken	261	-	$68.00
Columbus Tower	Jersey City	392	-	$75.00
Hudson Exchange Phase II	Jersey City	802	-	$50.00
Pacific at Newport	Jersey City	336	67	$51.24
Southampton at Newport	Jersey City	409	82	$46.76
St. Peter's College (Mac Mahon Student Center)	Jersey City	-	-	$10.00
The Siena	Jersey City	220	44	$35.50
Tower of America East	Jersey City	444	88	$54.24
Tower of America West	Jersey City	315	63	$41.84
Chancery Apartments	Morristown	108	21	$12.54
New Brunswick Performing Arts Center	New Brunswick	-	-	$7.00
Riverwatch Commons	New Brunswick	117	23	$7.95
Halsey Street Teachers Village A	Newark	123	25	$10.00
Halsey Street Teachers Village B	Newark	80	17	$7.70
Health Center of Bloomingdale	Passaic County	120	120	$8.56
Straight & Narrow	Paterson	-	-	11.00
NJ AIDS Scattered Housing I	Scattered Sites	34	34	$1.00
NJ AIDS Scattered Housing II	Scattered Sites	30	6	$0.81
Assisted Living of Vineland	Vineland	115	115	$10.20
Voorhees Pediatric Center	Voorhees	90	90	$4.47
Grand Total		6,284	1,810	$858.51

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this handout may not reflect HIT’s current portfolio for any or all of the following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

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